Exhibit 10.2

THE ROYAL BANK OF SCOTLAND PLC

600 Washington Blvd.

Stamford, Connecticut 06901

February 1, 2013

Green Tree Servicing LLC

345 St. Peter Street, Suite 1100

St. Paul, Minnesota 55102

Attention: Cheryl Collins

Re:	Pricing Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this side letter is hereby incorporated by reference into, the Master Repurchase Agreement, dated as of February 1, 2013 (as amended, supplemented and otherwise modified from time to time, the “Agreement”), between The Royal Bank of Scotland plc, as buyer (“Buyer”) and Green Tree Servicing LLC, as seller (“Seller”). For the avoidance of doubt, this Pricing Side Letter shall control with respect to Purchased Assets purchased pursuant to the Agreement and the pricing side letter dated as of December 12, 2012, between Seller and Buyer, in respect of the Agency WL Repurchase Agreement, shall control with respect to Purchased Assets purchased pursuant to the WL Repurchase Agreement. Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

Effective Date:	February 1, 2013

Maturity Date:	January 31, 2014

Applicable Margin:	As set forth on the attached Exhibit A.

Applicable Percentage:	As set forth on the attached Exhibit A. The Applicable Percentage of any Asset that is not an Eligible Asset shall be 0%.

Maximum Aggregate Purchase Price:	As set forth on the attached Exhibit C.

Committed Amount:	As set forth on the attached Exhibit C.

Uncommitted Amount:	As set forth on the attached Exhibit C.

Commitment Fee:	An annual commitment fee in an amount equal to the product of (i) [____] and (ii) [_______], payable as described in Section 4(d) of the Agreement.

Non-Utilization Fee:	A fee in an amount equal to the product of [____], times (ii) [________], times (iii) 1 minus the Utilization Percentage. The Non-Utilization Fee shall be payable, if at all, on a quarterly basis on each of the Repurchase Dates in March 2013, June 2013 and September 2013 and the Termination Date, as more particularly described in Section 4(e) of the Agreement.

Utilization Threshold:	[__]%.

Additional Eligible Loan Criteria:

A Loan will not be an Eligible Loan if:

(1)    if such Loan was originated more than thirty (30) days prior to the initial Purchase Date of such Loan, unless such Loan was subject to another mortgage warehouse facility immediately prior to such initial Purchase Date and such Loan was originated no more than forty-five (45) days prior to the initial Purchase Date of such Loan;

(2)    if such Loan is a HARP Loan or a Jumbo Loan and such Loan has been subject to a Transaction for more than forty-five (45) days (whether or not consecutive);

(3)    if such Loan is subject to a Transaction for more than the applicable Permitted Days on Line, as described on Exhibit A

(4)    if the related FICO score used to originate such Loan is less than 620 (unless such Loan is a HARP Loan, HARP MH Loan or a No FICO Loan that otherwise qualifies as an Eligible Loan);

(5)    if such Loan is a Jumbo Loan and the outstanding principal balance of such Loan exceeds $2,000,000;

(6)    if such the Purchase Price of such Loan causes the applicable Permitted Sublimit as described on Exhibit B to be exceeded; or

(7)    if such Loan was subject to or otherwise served as collateral under a Seller Financing Facility prior to the Purchase Date for such Loan and such Loan is not a Dry Loan.

Minimum Adjusted Tangible Net Worth:	$200,000,000

Maximum Leverage Ratio:	12:1

Minimum Liquidity Amount:	$25,000,000

Fees and Expenses:	Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Pricing Side Letter (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Section 23 of the Agreement.

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Conditions Precedent:	This side letter shall become effective on the Effective Date, provided that Buyer shall have received this Pricing Side Letter delivered by a duly authorized officer of Seller and such other documents as Buyer or counsel to Buyer may reasonably request.

Representations and Warranties:	Seller hereby represents to Buyer that as of the Effective Date, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Governing Law:	THIS SIDE LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Counterparts:	This side letter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The parties agree that this side letter, any documents to be delivered pursuant to this side letter and any notices hereunder may be transmitted between them by email and/or facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

GREEN TREE SERVICING LLC, as Seller

By:
Name: Title:

THE ROYAL BANK OF SCOTLAND PLC, as Buyer and Agent, as applicable By: RBS Securities, Inc., its agent

By:
Name: Title:

EXHIBIT A

ASSET PRICING*

Asset Type	Applicable Margin	Permitted Days on Line (whether or not consecutive) (all days are calendar days unless otherwise specified)	Applicable Percentage

Participation Certificates	[___]	[__]	[___]

Securities	[___]	[__]	[___]

Agency Eligible Loans (other than HARP Loans) that are Dry Loans	[___]	[__]	[___]
		[__]	[___]
		[__]	[___]

HARP Loans that are Dry Loans	[___]	[__]	[___]
		[__]	[___]

Agency Eligible Loans (including HARP Loans) that are Wet Loans	[___]	[__]	[___]
		[__]	[___]

Third Party Takeout Loans that are Dry Loans	[___]	[__]	[___]
		[__]	[___]
		[__]	[___]

Third Party Takeout Loan that are Wet Loans	[___]	[__]	[___]
		[__]	[___]

Jumbo Loans that are Dry Loans	[___]	[__]	[___]
		[__]	[___]

Jumbo Loans that are Wet Loans	[___]	[__]	[___]
		[__]	[___]

* Any Asset that qualifies for more than one Asset Type shall be priced in the Asset Type with the more restrictive pricing terms (e.g., higher Applicable Margin/Applicable Percentage or fewer Permitted Days on Line)

EXHIBIT B

PERMITTED SUBLIMITS

* Unless otherwise indicated below, Percentages are calculated against the aggregate outstanding Purchase Price of all Purchased Assets that are then subject to outstanding Transactions at the time of calculation.

**Assets may qualify for more than one Sublimit

Eligible Participation Certificates	[__]

Eligible Securities	[__]

Eligible Loans	[__] (subject to the specific sublimits set forth below)

HARP MH Loans	[__]

Jumbo Loans	[__]

LTV 150 Loans	[__]

LTV 125 Loans	[__]

No FICO Loans	[__]

Wet Loans	[__].

EXHIBIT C

FACILITY SIZE

Maximum Aggregate Purchase Price	As of any date of determination, an amount equal to the result of $500,000,000 minus the aggregate outstanding “Purchase Price” (as such term is defined in the Agency WL Repurchase Agreement) under the Agency WL Repurchase Agreement as of such date.

Committed Amount	An amount equal to $200,000,000 or such greater amount as may be determined by Buyer in its sole discretion (not to exceed the lesser of (x) $500,000,000 and (y) the Maximum Aggregate Purchase Price).

Uncommitted Amount	An amount equal to the lesser of (x) $300,000,000 and (y) the result of the Maximum Aggregate Purchase Price minus the Committed Amount as of such date.